UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2018 (April 25, 2018)

Consolidated-Tomoka Land Co.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001-11350 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
	1140 N. Williamson Blvd., Suite 140 Daytona Beach, Florida (Address of principal executive offices)	32114 (Zip Code)
Registrant’s telephone number, including area code: (386) 274-2202

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

This Current Report on Form 8-K/A is being filed by Consolidated-Tomoka Land Co. (the “Company”) as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission (the “Commission”) on May 1, 2018 to announce the preliminary voting results of the Company’s Annual Meeting of Shareholders held on April 25, 2018 at LPGA International Golf Club in Daytona Beach, Florida (the “Annual Meeting”).  This Amendment is being filed to disclose the final, certified voting results received from First Coast Results, Inc. (“First Coast”), the independent inspector of elections for the Annual Meeting.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 1, 2018, First Coast delivered its final vote tabulation that certified the voting results for each of the matters set forth below that were submitted to a vote at the Annual Meeting.

As of the close of business on March 2, 2017, 5,595,040 shares of the Company’s common stock, $1 par value (“Common Stock”), were outstanding and entitled to vote.  Based on the final voting results from First Coast, at least 4,901,825 shares of Common Stock were voted in person or by proxy at the Annual Meeting, representing 87.6% of the shares entitled to be voted.

The final voting results from First Coast for the proposals presented at the Annual Meeting are set forth below.  Such proposals are described in detail in the Company’s definitive proxy statement filed with the Commission on March 12, 2018.

Proposal 1 – Election of Directors

The Company’s Board of Director Nominees

Director	For	Withheld
John P. Albright	3,063,983	33,997
Laura M. Franklin	2,804,597	293,383
Christopher W. Haga	2,972,188	125,792
William L. Olivari	2,903,305	194,675
Howard C. Serkin	2,812,736	285,244
Thomas P. Warlow, III	2,812,211	285,769
Casey R. Wold	2,812,839	285,141

Wintergreen’s Nominees

Director	For	Withheld
Elizabeth N. Cohernour	1,620,667	32,295
Evan H. Ho	1,620,667	32,295
David J. Winters	1,620,667	32,295

The total number of broker non-votes with respect to Proposal 1 was 150,883.  Based on the final results from First Coast, the seven directors elected at the meeting are: John. P. Albright;  Laura M. Franklin;  Christopher W. Haga;  William L. Olivari;  Howard C. Serkin;  Thomas P. Warlow, III;  and Casey R. Wold.

Proposal 2 – Ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm.  The proposal was approved based on the following final results from First Coast:

For	Against	Abstain
3,253,788	12,424	1,635,613

Proposal 3 – Advisory vote on the Company’s executive compensation (the “say-on-pay” vote).  The proposal to approve, on an advisory basis, executive compensation was approved based on the following final results from First Coast:

For	Against	Abstain	Broker Non-Votes
2,458,566	2,236,611	55,762	150,886

Proposal 4 – Approval of the amendment to the Company’s equity incentive plan.  The proposal to amend the Company’s Amended and Restated 2010 Equity Incentive Plan was approved based on the following final results from First Coast:

For	Against	Abstain	Broker Non-Votes
2,700,100	1,995,200	61,641	144,884

Proposal 5 – Shareholder Proposal – Hire independent, previously unaffiliated, advisor.  The Shareholder proposal did not obtain approval based on the following final results from First Coast:

For	Against	Abstain	Broker Non-Votes
1,983,750	2,338,735	428,454	150,886

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2018	Consolidated-Tomoka Land Co.

	By:	/s/John P. Albright
John P. Albright, President and Chief Executive Officer